

Addressing the Need in Liver Disease (NAFLD-NASH) Assessment

INVESTOR PRESENTATION

SEPTEMBER 2020

ENDRA
LIFE SCIENCES

NASDAQ: NDRA

Safe Harbor

Certain statements made in this presentation are forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding the timing of our clinical trials, our strategy, future operations, future financial position, future revenue, projected costs, prospects, plans, objectives of management and expected market growth, are forward-looking statements. Forward-looking statements give our current expectations or forecasts of future events. You can find many (but not all) of these statements by looking for words such as "approximates," "believes," "hopes," "expects," "anticipates," "estimates," "projects," "intends," "plans," "would," "should," "could," "may" or other similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations or projections. Actual results may differ materially from those discussed as a result of various factors, including, but not limited to: our limited operating history and our ability to achieve profitability; our potential inability to develop commercially feasible applications; our need to secure required regulatory approvals from governmental authorities in the European Union, United States and other jurisdictions; our dependence on third parties to design, manufacture, obtain required regulatory approvals, market and distribute our TAEUS™ applications; our ability to commercialize any of our TAEUS™ applications and the pricing of any such applications; our ability to protect our intellectual property and the risk we may infringe on the intellectual property of others; and our ability to obtain adequate financing in the future. These statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place andue reliance on these forward-looking statements. These forward-looking statements represent our estimates and assumptions only as of the date hereof and, except as required by law, we undertake no obligation to update or review publicly any forward-looking statements, whether as a result of new information, future events or otherwise. We anticipate that subsequent events and developments will cause our views to change.

In this presentation, we refer to information regarding potential markets for products and other industry data. We believe that all such information has been obtained from reliable sources that are customarily relied upon by companies in our industry. However, we have not independently verified any such information.

ENDRA Life Sciences Snapshot

GOAL: VISUALIZE HUMAN TISSUE LIKE MRI … AT 50X LOWER COST[1] & POINT OF PATIENT CARE

Plug-and-play imaging platform with $18 billion opportunity to expand utility of 365,000[2] ultrasound systems

Multiple potential clinical applications and revenue streams

1st clinical application: Liver disease (NAFLD-NASH) affecting 1 billion[3] people

Regulatory approval secured in Europe. 510(k) submitted in U.S.

Commercialization starting in 2020

~20 employees

Based in Ann Arbor, Michigan, USA

Capital efficient operating model

Leadership, advisors, & partners from GE Healthcare, UPMC, Tufts

72 IP assets[4]

1, 2, 3, 4: Sources & Assumptions page 16

Focused on a Large and Rapidly Growing Market: NAFLD-NASH

TOTAL ANNUAL DIRECT MEDICAL COSTS IN U.S. FOR NAFLD: ~$103B[1]

Liver Disease: NAFLD-NASH

1 billion+ people affected.[2] Linked to obesity, diabetes, genetics

Can progress to liver fibrosis, cirrhosis and cancer

Strongly linked to increased cardiovascular disease[4]

Diagnostic Gap

Current diagnostic tools not practical

MRI: $2.5M, limited global access, slow, not point-of-care

Liver biopsy: Invasive, painful, $1.5K per procedure

1st Therapies Near

Advent of first **targeted therapies** for NAFLD-NASH increases need to identify & monitor patients

~50[3] compounds in development. ~30 in Phase II–III[3]

Many target fat metabolism[3]

ENDRA LIFE SCIENCES

Non-Alcoholic Fatty Liver Disease (NAFLD): Build up of fat in the liver
Non-Alcoholic Steatohepatitis (NASH): NAFLD + inflammation
1, 2, 3, 4 Sources & Assumptions page 16

Measuring Liver Fat in NAFLD-NASH Patients

CURRENTLY NO PRACTICAL & RIGOROUS TOOL FOR STAGING STEATOSIS



HIGH
DIAGNOSTIC VALUE
LOW
Liver Biopsy
MRI
OPTIMAL BALANCE
DIAGNOSTIC VALUE & ACCESSIBILITY
ENDRA LIFE SCIENCES
TAEUS®
Quantitative Ultrasound
Traditional Ultrasound
Blood Tests
Medical History & BMI
LOW
ACCESSIBILITY
(AFFORDABILITY, SAFETY, EASE OF USE)
HIGH

Source: ENDRA Life Sciences' assessment of relative position of key technologies. See Appendix page 15 for further details.

Total Addressable Market for NAFLD-NASH Fat Measurement Tool

$1 BILLION OPPORTUNITY … WITH UPSIDE

Estimated 2019 Number of Facilities[1] Performing Abdominal-Liver Ultrasound Scans


EU
5,500[2]
USA
9,000[1]
ASIA
5,500[2]

Facilities (hospitals, clinics, private practices) currently doing abdo-liver ultrasound scans, who could potentially buy 1 unit of ENDRA's liver tech.	20,000
Target avg. selling **price** per unit of ENDRA's liver technology	x $50K
Base Addressable Market =	$1 billion

Additional Opportunities

- New, non-radiology facilities focused on metabolism & liver: gastro-hepatology, endocrinology, primary care
- Other global markets: Latin America, Middle East
- >1 ENDRA liver unit sale per facility (E.g. hospital)
- ENDRA licensing, disposables, service

1,2 Sources & Assumptions page 16

Solution: Thermo Acoustic Enhanced UltraSound (TAEUS®)

RF SIGNALS QUANTITATE LIVER FAT FRACTION


Traditional ultrasound
ENDRA TAEUS System

- ✓ Secured ISO 13485 Certification
- ✓ Completed first human feasibility study (N=19)
  - **Sensitivity** 0.88 **Specificity** 0.82 **AUROC** 0.91 @ MRI-PDFF 6% steatosis
- ✓ Obtained CE Mark: European regulatory approval
- ✓ Protected by 72[1] IP assets

Liver Fat Assessment Procedure

- Locate liver with any traditional B-mode ultrasound
- Apply TAEUS: RF pulses create sonic waves that differentiate fat vs. lean
- Each TAEUS scan takes 1.5 seconds. Repeat multiple scans across liver

1 Sources & Assumptions page 15

TAEUS® Platform Evolution[1]

MULTIPLE POTENTIAL CLINICAL APPLICATIONS & REVENUE STREAMS TO SCALE BUSINESS


HARDWARE
TAEUS accessory increasing utility of existing ultrasound systems
SOFTWARE
TAEUS SW applications added to TAEUS accessory or Licensing partners
DISPOSABLES
E.g., Applicator pads to enhance TAEUS performance
LICENSING
Build-in TAEUS as feature of new OEM systems (E.g., ultrasound systems)
TAEUS
Clinical Apps
VASCULAR FLOW - Future
Visualize blocked or malformed vessels
TISSUE PERFUSION - Future
Visualize micro-vascular flows associated with damaged tissue
TISSUE TEMPERATURE - Future
Guide energy-based surgical procedures for cancer, cardiology, pain
TISSUE COMPOSITION - Current
Quantify liver fat for NAFLD-NASH diagnosis and monitoring
$18 billion[2]
CUMULATIVE ADDRESSABLE MARKET
$1 billion[3]

ENDRA 2020 Milestones: Liver Application

SECURE REGULATORY APPROVALS AND INSTALL FIRST COMMERCIAL SYSTEMS

1H '20	2H '20
✓ Obtain CE Mark certification	Announce additional EU & US evaluation sites
✓ Add hepatology influencer to ENDRA clinical advisory board: Dr. Malik @ Tufts	Execute controlled launch in EU with early adopters & small ENDRA commercial team
✓ Surpass 70 IP assets[1] in portfolio	Receive 510(k) clearance
✓ Submit 510(k) application	Execute controlled launch in U.S. with early adopters & small ENDRA commercial team

1, 2. Sources & Assumptions page 16

ENDRA Partners

SUPPORTING TECHNICAL, CLINICAL & COMMERCIAL DEVELOPMENT OF TAEUS

GE Healthcare

Strategic partnership

- Supports product development & introductions to GE ultrasound customers
- GE option for 1 year sales exclusivity on TAEUS liver application, and other rights

UPMC University of Pittsburgh Medical Center | Medical College of Wisconsin | Rocky Vista University

Clinical evaluation agreements

- Help grow ENDRA's base of clinical evidence
- Opportunity to leverage as reference sites to support commercialization after regulatory approval

Western University · Canada
Ladak Laboratory

Artificial Intelligence collaboration

- Support advanced TAEUS computational models
- Automate operator-dependent tasks

Commercialization: Targeting High Value Clinical Segments

BUILD AWARENESS AND CLINICAL EVIDENCE & DEPLOY LOCAL TACTICS

ENDRA COMMERCIAL APPROACH	
BUILD AWARENESS & RELATIONSHIPS	ENDRA @ key Clinical Meetings Virtual booths, online education
BUILD CLINICAL EVIDENCE	ENDRA reference evaluation sites in key markets: U.S, Europe, Asia
LEVERAGE COST-EFFECTIVE CHANNELS	Small ENDRA sales team + GE intros
TARGET CLINICIANS @ LOCAL MARKET LEVEL	Solicit ~4,000 clinicians in ENDRA CRM Leverage reference sites, lunch & learns

IMAGING EXPERTS Radiology	LIVER EXPERTS Gastro-Hepatology	METABOLISM & LIFESTYLE EXPERTS
~100,000 practitioners[1]	~45,000 practitioners[1]	~300,000 practitioners[1]
Currently perform 80% of current 70M[2] abdominal ultrasound scans	High interest in diagnosing & treating liver disease	Endocrinology Internal & Primary medicine Front line of NAFLD-NASH

1,2 Sources & Assumptions page 16

Leadership

MANAGEMENT



Francois Michelon
Chairman & CEO
20+ years in med-tech
GE Healthcare, Smith & Nephew, Biomet



Michael Thornton
CTO
15+ years med-tech
Founder, Enhanced Vision Systems (sold to GE)



Renaud Maloberti
CCO
20+ years in med-tech, 12 years in ultrasound
FujiFilm, BK Medical, GE Healthcare



Amy Sitzler
VP Engineering
20 years in engineering & quality at GE Healthcare



David Wells
CFO
30 years in finance and operations
IBM, Bank of America

INDEPENDENT DIRECTORS

Sam Gambhir, MD, PhD
In Memoriam: 1962-2020
Chair of Radiology, Stanford University

Michael Harsh
Chief Technology Officer (Ret.), GE Healthcare

Anthony DiGiandomenico
Co-founder, MDB Capital

Alex Tokman
10 years GE Healthcare
Allen Institute for Artificial Intelligence

Lou Basenese
Equity research and advisory

SCIENTIFIC ADVISORS

Jing Gao, MD
Weill Cornell Medicine
Rocky Vista University

Jon Rubin MD, PhD
Univ. of Michigan (Ret)

Raza Malik MD, PhD
Tufts Medical Center

ENDRA Investment Highlights

- Addressing clear unmet need in liver disease (NAFLD-NASH), affecting 1B+ people
- Aligned with advent of first targeted NAFLD-NASH therapies increasing need to identify patients
- 72+ IP assets
- Blue-chip commercial and clinical partnerships
- CE Mark granted, 510(k) submitted
- Commercialization starting in 2020

KEY STATISTICS (as of August 28, 2020)

Cash Balance	$4.2M
Common Stock Price (NASDAQ: NDRA)	$0.82
Common Shares Outstanding	24.2M
Fully Diluted Shares Outstanding	34.6M
Market Capitalization	$20.0M
Management / Director Ownership*	12.0%

* Based on fully diluted shares, assumes full vesting of all options

CONTACT US

ENDRA LIFE SCIENCES
David Wells
Chief Financial Officer
(734) 997-0464
Investors@endrainc.com



Liver Fat Measurement Tools: Relative Performance & Accessibility

Liver Fat (Steatosis) Test	AUROC[1]	Sensitivity[2]	Specificity[3]	Diagnostic Value	Accessibility (Affordability, Safety, Ease of Use)	Other Considerations
Liver Biopsy	Historical Gold Standard for NASH Diagnosis			++	–	• Measurement variability due to pathology interpretation • Invasive. Requires surgical training
Blood Tests (E.g., ALT) Lemoine, 2019 (J Acquir Immune Defic Syndr 80(4))	0.88	0.91	0.77	–	+	• Low relative AUROC & specificity vs. other tests • Susceptible to non-NASH related diseases
Magnetic Resonance Imaging (MRI) Imajo, 2016 (Gastroenterology 150(3))	0.98	0.90	0.93	+++	–	• Becoming Gold Standard for research studies • Not practical for daily clinical practice. Costs $2M - $3M • Slow & Complex, not point of care. Limited access. • Patient restrictions; hip replacements, obesity, tattoos…
Thermo Acoustic Enhanced Ultrasound (TAEUS®) ENDRA, 2019 (Roberts Feasibility Study, endrainc.com)	**0.91**	**0.88**	**0.82**	++	+++	• **Ease of use: ~15 mins training, 1.5 secs/scan.** • **Point-of-care. Works with any B-mode ultrasound.** • **Low cost: ~$50K** • **Strict quantitative measurement. Accurate, repeatable**
Qualitative Ultrasound: B-Mode Paige, 2017(AJR 208)	0.81	0.61 - 0.89	0.70	–	++	• Broadly available, easy to use, point-of-care and safe. • Not recommended for low to medium fat level (<25%) • High level of training. Variable results, operator dependent
Quantitative Ultrasound: Backscatter, Attenuation, Elastography Lin, 2015 (Clinical Gastroenterology & Hepatology 13) Paige, 2017(AJR 208) Caussy 2018 (Hepatology 67(4)) Eddowes, Docks, Newsome 2019 (Gastroenterology)	0.70 - 0.95	0.75 - 0.87	0.70 - 0.91	+	+	• Varied AUROC, sensitivity & specificity • Cumbersome techniques, some require use of phantom • Expensive, high level of training • Variable results. Operator dependent

[1] **AUROC** (Area Under Receiver Operator Curve): Measures the relationship between sensitivity and specificity as the Reference threshold changes (E.g., MR liver fat threshold of 6%, 10%, 15%, Etc.)
[2] **Sensitivity**: The percentage of people correctly identified as having liver fat above the reference threshold (E.g., 6%).
[3] **Specificity**: The percentage of people correctly identified as NOT having liver fat above the reference threshold (E.g., 6%).

Sources & Assumptions

PAGE 3

1. $50K ENDRA device estimated price compared to $2.5M MRI price
2. 2020 addressable systems comprised of cart based, non prenatal ultrasounds, a subset of estimated 1M installed global systems, based on GlobalData MediPoint, 2014 report indicating 800,000 units growing at 4.5% CAGR. Estimated market size assumes a $50,000 unit price
3. Hepatology, The economic and clinical burden of nonalcoholic fatty liver disease in the United States and Europe. Younossi, Blissett, Henry, Stepanova, Racila, Hunt, Beckerman, 2016
4. IP Asset: filed, issued and licensed patents and pending patent applications

PAGE 4

1. Hepatology, The economic and clinical burden of nonalcoholic fatty liver disease in the United States and Europe. Younossi, Blissett, Henry, Stepanova, Racila, Hunt, Beckerman, 2016
2. The LANCET, Vincent Wai-Sun Wong, November 2015
3. ENDRA estimate based on information from clinicaltrials.gov
   Note: Company logos listed for purpose of illustrating broad but non exhaustive interest in liver disease. Does not reflect a relationship with ENDRA
4. *Cardiovascular Risk in Non Alcoholic Fatty Liver Disease: Mechanisms and Therapeutic Implications* Claudio Tana International Journal of Environmental Research and Public Health, Aug 2019

PAGE 6

1 Based on 2017 U.S. Medicare Provider Utilization and Payment Data: Physician and Other Supplier public use files from CMS (sites performing CPT 76705 procedures). 2017 facilities grossed up 3% CAGR to estimate 2019 facilities. Facilities range from large hospitals to individual practices.

2 ENDRA estimate of non-US facilities performing abdominal liver ultrasound scans, derived from US facilities and installed base of ultrasound systems in global use.

PAGE 8

1. Prospective applications of TAEUS imaging include differentiating lean and fatty tissue, mapping changes in tissue temperature during thermal therapies, reading vascular flow and imaging tissue perfusion. Output types may vary among applications. The output from the TAEUS device for use in diagnosing NAFLD currently in development, consists of quantitated liver fat fraction data.
2. 2020 addressable systems comprised of cart-based, non-prenatal ultrasounds, a subset of estimated 1M installed global systems, based on GlobalData MediPoint, 2014 report indicating 800,000 units growing at 4.5% CAGR. Estimated market size assumes a $50,000 unit price.
3. See page 6 of this presentation for calculation of estimated addressable market for NAFLD-NASH diagnostic tool.

PAGE 9

1 IP Asset: filed, issued and licensed patents and pending patent applications.

PAGE 11

1. ENDRA global estimate derived from Association of American Medical Colleges, AMA, Euro Stats : 2015 and other sources
2. ENDRA global estimate derived from Diagnostic Ultrasound Imaging Global Analysis & Market Forecasts, GlobalData, 2014